UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934&

(Amendment No.       )

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL WESTERN PETROLEUM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of person(s) filing proxy statement, if other than the Registrant)

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INTERNATIONAL WESTERN PETROLEUM, INC.

November 7, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of International Western Petroleum, Inc., which will be held at 3011 West Admiral Doyle Dr., New Iberia, LA 70560, on Thursday, November 30, 2017, at 10:00 a.m. local time.

The attached notice of meeting and proxy statement describe the matters to be acted upon at the annual meeting. If you plan to attend the annual meeting in person, please mark the designated box on the enclosed proxy card. If you plan to attend the annual meeting and your shares are held in street name (by a broker, for example), you should ask the record holder for a legal proxy and bring it with you to the annual meeting, so that we can verify your ownership of International Western Petroleum, Inc. stock. Please note that if your shares are held in street name and you do not bring a legal proxy from the record holder, although you will be able to attend the annual meeting, you will not be able to vote at the annual meeting.

Whether or not you plan to attend the annual meeting personally, and regardless of the number of shares you own, it is important that your shares be represented at the annual meeting. Accordingly, we urge you to promptly complete the enclosed proxy card and return it to our Corporate Secretary at 3011 West Admiral Doyle Dr., New Iberia, LA 70560, or to promptly use the telephone or Internet voting system. If you do attend the annual meeting and wish to vote in person, you may withdraw a previously submitted proxy at that time.

Sincerely,

Patrick Norris
Chief Executive Officer and Director

INTERNATIONAL WESTERN PETROLEUM, INC.

5525 N. MACARTHUR BOULEVARD, SUITE 280

IRVING, TEXAS 75038

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on November 30, 2017

To the Stockholders of International Western Petroleum, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of International Western Petroleum, Inc. (the “Company”) will be held on Thursday, November 30, 2017, at 10:00 a.m. local time, at 3011 West Admiral Doyle Dr., New Iberia, LA 70560, for the following purposes:

1.	To elect to the Board of Directors the two (2) director nominees named in the accompanying proxy statement to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To approve a reverse split of the common shares of the Company at a ratio of one-for-up to eight (the “Reverse Stock Split”).

3.	To approve an amendment to the Articles of Incorporation of the Company which changes the name of the Company to “Norris Industries, Inc.

4.	To approve the creation of blank check preferred stock, consisting 20,000,000 shares of preferred stock.

5.	To approve the Certificate of Designation, which creates a Series A Preferred Stock of the Company, which if there is created blank check preferred stock, will be created out of the class, otherwise it will be separately created.

6.	To approve the 2017 Incentive Stock and Awards Plan (the “2017 Incentive Plan”).

7.	To approve an increase in the number of authorized shares of common stock to 150,000,000 shares after giving effect to the Reverse Stock Split.

8.	To consider and cast an advisory vote on a non-binding resolution to approve the compensation of our executive officers disclosed in this Proxy Statement.

9.	To consider and cast an advisory vote upon a non-binding resolution to determine the frequency of an advisory vote on executive compensation.

10.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The Company’s Board of Directors has fixed the close of business on November 6, 2017, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof. All stockholders are invited to attend the meeting. You must present your proxy or voting instruction card or this notice for admission to the meeting.

By Order of the Board of Directors,

Patrick Norris
Chief Executive Officer and Director

Irving, Texas
November 7, 2017

INTERNATIONAL WESTERN PETROLEUM, INC.

5525 N. MACARTHUR BOULEVARD, SUITE 280

IRVING, TEXAS 75038

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on November 30, 2017

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of International Western Petroleum, Inc. (referred to herein as the “Company,” “we,” “us” or “our”), to be held on November 30, 2017, at 10:00 a.m. local time at 3011 West Admiral Doyle Dr., New Iberia, LA 70560, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). We expect to mail this proxy statement (this “Proxy Statement”) and the accompanying materials, including our Annual Report on Form 10-K for the fiscal year ended February 28, 2017 (the “Annual Report”), the Notice and a proxy card, to our stockholders on or about November 10, 2017.

All references to “us”, “we”, “our”, and the “Company” refer to International Western Petroleum, Inc.

Solicitation of Proxies

The Board is soliciting the accompanying proxy. The individuals named in the proxy will vote all shares represented by proxies in the manner designated, or if no designation is made, they will vote the proxies FOR the election of all the director nominees named in Proposal 1 and FOR Proposals 2 through 8 and “3 Years” for Proposal 9. The individuals acting as proxies will not vote on a particular matter if the proxy card representing those shares instructs them to abstain from voting on that matter or to the extent a proxy card is marked to show that some of the shares represented by the proxy card are not to be voted. In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment of the Annual Meeting. As of the date of this Proxy Statement, the Board does not know of any items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.

Stockholders of Record

Only holders of record of shares of our common stock at the close of business on the record date, November 6, 2017, will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. At the close of business on November 9, 2017, the Company had 89,411,013 shares of common stock (“Common Stock”) outstanding and entitled to vote, held by 254 stockholders of record. Each holder of record of shares of our Common Stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares of Common Stock entitled to vote are represented at the Annual Meeting, either in person or by proxy.

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Vote Required and Method of Counting Votes

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and shares that are voted by brokers as to any matter considered at the Annual Meeting will be included in determining if a quorum is present or represented at the Annual Meeting. Any broker holding shares of record for you is not entitled to vote on matters that are not deemed to be routine unless the broker receives voting instructions from you. Broker non-votes occur when shares are held by a broker who has not received instructions from the beneficial owner of the shares on such non-routine matters, the broker does not have discretionary voting power with respect to such non-routine matters and has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that the broker lacks voting authority with respect to such non-routine matters. The effects of broker non-votes and abstentions on the proposals to be brought before the Annual Meeting are discussed below.

Proposal	Vote Required	Broker Discretionary Voting Allowed

Proposal 1 – Election of two directors	Plurality of Votes Cast	No

Proposal 2 – Reverse stock split at a ratio of 1 for 8	Majority of Outstanding Shares	No

Proposal 3 – Name Change	Majority of Outstanding Shares	No

Proposal 4 – Blank Check Preferred Stock	Majority of Outstanding Shares	No

Proposal 5 – Certificate of Designation	Majority of Outstanding Shares	No

Proposal 6 – Approve the Equity Incentive Plan	Majority of Votes Cast	No

Proposal 7 – Increase the number of authorized shares of the Company	Majority of Outstanding Shares	No

Proposal 8 – Advisory on Executive Compensation	Majority of Votes Cast	No

Proposal 9 – Frequency of voting on Executive Compensation Advisory	Largest number of votes cast for the suggested period	No

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Proposal 1: Election of Directors. Directors are elected by a plurality of the affirmative votes cast by those shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote. Stockholders do not have the right to cumulate their votes for directors.

Proposals 2: Reverse Stock Split, Proposal 3: Change of Name, Proposal 4: Blank Check Preferred Stock; Proposal 5: Series A Preferred Stock; and Proposal 7: Increase in Authorized Common Stock. The affirmative vote of a majority of all issued and outstanding shares of Common Stock is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “against” vote.

Proposal 6: 2017 Stock Incentive Plan. The affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal 8: Advisory on Executive Compensation. The affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal 9: Selection of Number of Years to Vote on Executive Compensation. This proposal will be determined by the largest number of votes cast for the year frequency indicated (i.e. one, two or three years). Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote.

How to Vote

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. If you are a record holder of shares of our common stock, you may submit your vote by proxy by completing the proxy card and returning it to our Corporate Secretary at 3011 West Admiral Doyle Dr., New Iberia, LA 70560, the location of the meeting. If you hold your shares of common stock in street name, you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or other nominee may allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone.

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy issued in your name from your broker, bank or other nominee. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

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Revocation of Proxies

You are a stockholder of record if, at the close of business on the record date, your shares were registered directly in your name with VStock Transfer, LLC, our transfer agent. If you are a stockholder of record and submit your vote by proxy, you may revoke it at any time before its use, either by:

(1) revoking it in person at the Annual Meeting;

(2) delivering a written notice to our Corporate Secretary at 3011 West Admiral Doyle Dr., New Iberia, LA 70560, the location of the meeting before the proxy is used; or

(3) delivering a later dated proxy card to us at the address noted above before the proxy is used.

Your presence at the Annual Meeting will not revoke your proxy, but if you attend the meeting and cast a ballot, your proxy will be revoked as to the matters on which the ballot is cast.

If you hold your shares through a broker, bank, or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or obtain a legal proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Cost and Method of Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to our stockholders. Solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.

Stockholder List

A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose related to the Annual Meeting for the ten days prior to the Annual Meeting during ordinary business hours at the meeting location at 3011 West Admiral Doyle Dr., New Iberia, LA 70560.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of two directors. Our Board has selected two director nominees for election at the Annual Meeting, each of which is currently a director of our Company. At the Annual Meeting, stockholders will elect two directors to serve until the 2018 annual meeting of stockholders and until the directors’ respective successors are elected and qualified or their earlier death, resignation or removal.

There are no familial relationships among any of our directors or our executive officers. No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or director nominee of the Company.

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Nominees

The Board has selected the following two persons as its nominees for election to the Board at the Annual Meeting. Each of these nominees has indicated that he is willing and able to serve as a director. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), your proxy may be voted for substitute nominees as the Board may designate. Set forth below are the names, ages and certain other information of each director nominee as of October 24, 2017:

Name	Age	Position & Committees
Patrick Norris	59	Director; Chief Executive Officer, President, Secretary and Chief Financial Officer
Ross Henry Ramsey	29	Director

Patrick Norris has been a director and the Chief Executive Officer, President, Secretary and Chief Financial Officer of the Company since August 2, 2017. Mr. Norris is the founder and has been the chief executive officer since 2004 of Norris International Services, LLC, located in New Iberia, Louisiana. Norris International Services manufactures and provides premium threaded pipe and other components for the oil and gas industry and the horizontal directional drilling trenchless industry. Mr. Norris’s qualifications to serve on our Board include his long experience in the oil and gas industry on both the exploration and.

Ross Henry Ramsey is a co-founder of International Western Petroleum, Inc. and served as the Chief Executive Officer, President and Chief Financial Officer from inception until August 2017, and a Director since our inception. Since 2011, Mr. Ramsey has also been the Chief Executive Officer and President of International Western Oil Corporation, which is a subsidiary of the Company. From 2007 to 2010, Mr. Ramsey served as Vice President of Explorations with Earthbound Resources, a company that conducts deep and shallow drilling, testing, and completing well bores. From 2010 to 2011, Mr. Ramsey served as an independent drilling and completion consultant. Mr. Ramsey’s qualifications to serve on our Board include his experience in the oil and gas industry.

Vote Required and Board of Directors’ Recommendation

Each director is elected by a plurality of the votes cast on the election of directors at a meeting at which a quorum is present. As a result, the nominees who receive the highest number of votes, up to the number of directors to be elected at the Annual Meeting, will be elected. Because directors are elected by a plurality of the votes cast, abstentions and broker non-votes will not be counted in determining which nominees receive the largest number of votes cast and therefore will have no effect on the outcome of the vote on this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the election of the nominees named above, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

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PROPOSAL NO. 2

REVERSE STOCK SPLIT

At the Annual Meeting, the stockholders of the Company will be asked to approve a reverse stock split of the Company’s Common Stock at a ratio of 1 for up to 8, i.e. every eight shares of Common Stock will be combined as one share of Common Stock (the “Reverse Stock Split”). The actual ratio for the Reverse Stock Split will be determined by the Board of Directors at the time of implementation, depending on the then market price of the Common Stock and any other relevant factors at that time. The Reverse Stock Split may be implemented at any time but not later than nine months after the date of the Annual Meeting, however the Board reserves that right, in its discretion, not to implement the Reverse Stock Split despite stockholder approval.

The Board believed that the Reverse Stock Split is in the best interest of the Company. A reverse stock split typically will initially result in an increase in the price per share of our Common Stock. The Board believes that an increased stock price may encourage investor interest and improve the marketability and liquidity of our Common Stock. In addition, the Company may in the future seek a listing on a national exchange, for which a higher stock price than the current price will be required. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers and investors. The Board of Directors believes that the anticipated higher market price resulting from a reverse stock split may reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage firms described above. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Potential Risks of the Reverse Stock Split

There can be no assurance that the bid price of our Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. Further, we cannot give any assurances that the Reverse Stock Split will encourage investor interest and improve the marketability and liquidity of our Common Stock.

Additionally, the liquidity of our Common Stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. Although the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, any decreased liquidity that may result from having fewer shares outstanding may not be offset by increased investor interest in our Common Stock.

Effects of the Reverse Stock Split on Common Stock

After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of our Common Stock. However, the reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent that the reverse stock split results in any of our stockholders receiving additional shares as a result of or owning a fractional share that is rounded up, each as described below. The number of stockholders of record will not be affected by the Reverse Stock Split. Proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the Reverse Stock Split other than as a result of and rounding up of fractional shares. All shares underlying outstanding options and warrants will also be automatically adjusted on the effective date of the Reverse Stock Split.

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Fractional Shares

No fractional shares of our Common Stock will be issued as a result of the proposed Reverse Stock Split. In lieu of issuing fractional shares, we will round fractions up to the nearest whole share.

In connection with the Reverse Stock Split, the Board of Directors may also preserve round lots from 100 to 500 shares. If this is implemented, the Company will issue additional shares of Common Stock to increase a stockholder’s holding from less than the implemented round lot amount. The Company cannot determine the total amount of additional shares of Common Stock that it will have to issue; however typically it is not a significant number of shares.

Implementation and Exchange of Stock Certificates

As of the effective date of the Reverse Stock Split, if implemented by our Board of Directors, each certificate representing shares of our Common Stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split.

Our transfer agent, VStock Transfer, LLC, will be available to effect the exchange of stock certificates. After the effective date, stockholders and holders of securities exercisable for our Common Stock will be notified of the effectiveness of the Reverse Stock Split. Stockholders of record will receive a letter suggesting to them that they surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further actions to effect the exchange of their shares. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Stock Split. Stockholders should not destroy any stock certificate and should not submit any certificates until after the reverse stock split has become effective.

Material U.S. Federal Income Tax Considerations

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY FEDERAL TAX ADVICE CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR PURPOSES OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR TAX-RELATED MATTER ADDRESSED HEREIN. YOU ARE ENCOURAGED TO CONSULT YOUR TAX ADVISOR TO DETERMINE FOR YOURSELF THE TAX EFFECTS OF THE REVERSE STOCK SPLIT, IF ANY, INCLUDING SUCH TAX EFFECTS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

The following discussion sets forth the anticipated material U.S. federal income tax consequences that management believes will apply to us and our stockholders who are U.S. holders at the effective time of the reverse stock split, if any. This discussion does not address the tax consequences of transactions effectuated prior to or after the reverse stock split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. Furthermore, no foreign, state or local tax considerations are addressed herein. For this purpose, a U.S. holder is a stockholder that is: (a) a citizen or resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to U.S. federal income tax regardless of its source, or (d) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

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The following discussion is not binding on the Internal Revenue Service. The following discussion is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this information statement, all of which are subject to change, possibly with retroactive effect. Holders of shares of the Common Stock are strongly urged to consult their tax advisors as to the specific tax consequences to them of the Reverse Stock Split, including the applicability and effect of federal, state, local and foreign income and other tax laws in their particular circumstances.

No gain or loss should be recognized by a stockholder upon his or her exchange of pre-reverse stock split shares for post-reverse stock split shares. The aggregate tax basis of the post-Reverse Stock Split shares received (including any fraction of a new share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The stockholder’s holding period for the post-Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares surrendered in the reverse stock split.

The Company should not recognize any gain or loss as a result of the Reverse Stock Split.

The Reverse Stock Split will require the approval of the holders of a majority of the outstanding shares of the Company’s Common Stock. Abstentions and Broker non-votes will have the same effect as voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

THE REVERSE STOCK SPLIT.

PROPOSAL 3

NAME CHANGE

The Board of Directors is soliciting your consent to an amendment to the Current Charter to change the name of the Company to “Norris Industries, Inc.” (the “Name Change”). If approved by the stockholders of the Company, the Name Change will become effective upon the filing of a Certificate of Amendment with the Secretary of the State of Nevada, which is expected to occur shortly after the requisite consents from stockholders are obtained. The Name Change was approved by all of the directors of the Company.

Reasons for the Name Change

The Company’s current corporate name as reflected in the current Charter is “International Western Petroleum, Inc.” The management of the Company is considering pursuing different lines of business in the oil and gas industry and related business sectors and believes a more generic name is appropriate. In view of such change in the Company’s corporate direction, the Company’s current corporate name is no longer reflective of the Company’s business direction. The Company’s management believes that the “Norris Industries, Inc.” name is more reflective of the Company’s proposed future business pursuits. Thus, the Board of Directors has decided that Article I of the Current Articles of Incorporation should be amended to change the Company’s corporate name to “Norris Industries, Inc.”

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Effects of the Name Change

If the Name Change amendment is approved by stockholders, Article 1of the Company’s Restated Articles of Incorporation will be amended to read in its entirety as follows:

“1. Name of Corporation: Norris Industries, Inc.”

The name change will be effective when a Certificate of Amendment is filed with the Secretary of State of the State of Nevada.

If the name change becomes effective, the rights of stockholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for stockholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the name change. Any new stock certificates that are issued after the name change becomes effective will bear the name “Norris Industries, Inc.”

If the name change amendment is not approved by stockholders, the proposed amendment to the Company’s Current Articles of Incorporation will not be made and the Company’s name will remain unchanged.

The approval of the Name Change Amendment will require the approval of the holders of a majority of the outstanding shares of the Company’s Common Stock. Abstentions and Broker non-votes will have the same effect as voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE NAME CHANGE

PROPOSAL 4

BLANK CHECK PREFERRED STOCK

Our Articles of Incorporation currently provide for the issuance of a single class of preferred stock with specific rights. This class provides no flexibility in its terms so as to allow the Board to fashion terms from time to time that may be attractive to investors or work in the context of a particular acquisition. The Board recommends amending our Articles of Incorporation to authorize a class of “blank check” preferred stock of the Company for up to 20,000,000 shares of Preferred Stock, having such terms, rights and features as may be determined by the Board of Directors from time to time in the context of a particular transaction.

The term “blank check” is often used to refer to preferred stock, the creation and issuance of which is authorized by the stockholders in advance and the terms, rights and features of which are determined by the Board of Directors from time to time. Therefore, once authorized, the Board of Directors will be able to issue the shares in classes without further stockholder approval. The authorization of blank check preferred stock permits the Board of Directors to create and issue preferred stock from time to time in one or more series. Subject to the Company’s Articles of Incorporation and any limitations prescribed by law or by any stock exchange or national securities association trading system on which the Company’s securities may be listed, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue preferred shares, to fix the number of shares and to change designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights, dividend rates, terms of redemption, redemption prices, voting rights, conversion rights, and liquidation preferences of the shares constituting any series of preferred stock, in each case without any further action or vote by the stockholders. To the extent that any preferred stock is convertible into Common Stock, upon conversion the existing holders of Common Stock would suffer dilution of their percentage ownership of the company and may suffer economic dilution as a result of more Common Stock outstanding and trading in the market. Because the terms of any preferred stock are not yet established, it is not possible to quantify the extent of any dilutive impact on the Common Stock, but it could be substantial. The Board would be required to make any determination to issue shares of preferred stock based on its judgment that doing so would be in the best interests of the Company and all its stockholders.

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Rationale for Creating Blank Check Preferred Stock

The availability of capital for small cap issuers such as the Company has become increasingly difficult to obtain. In light of this trend, the Board believes that the Company should have a full range of capital financing alternatives available in its Articles of Incorporation.

The Company also may seek to expand through corporate acquisitions. The availability of preferred stock that may be fashioned to suit a particular circumstance will be helpful to the Company in negotiating the best terms for any acquisition it may pursue.

The authorization of “blank check” preferred stock will provide the Company with increased flexibility in meeting future capital requirements or acquisition terms by providing another type of security in addition to its Common Stock, as it will allow the Company to issue preferred stock from time to time with such features as may be determined by the Board of Directors for any proper corporate purpose. Such uses may include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as all or part of the consideration to be paid by the Company for acquisitions of other businesses or their assets. The Board of Directors has no present intent, plans, understandings, agreements or commitments to issue any preferred stock, except as provided in Proposal No. 5.

Anti-Takeover Effects of the Preferred Stock

The issuance of preferred stock could, under certain circumstances, have the effect of delaying or preventing a change of control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change of control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to make it more difficult to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage potential acquirers, and could therefore deprive stockholders of benefits they might otherwise obtain from an attempt by a third-party to acquire ownership or control of the Company, such as selling their shares at a premium over market price. Moreover, the issuance of such additional shares to persons friendly to the Board of Directors could make it more difficult to remove incumbent directors from office in the event such change were to be deemed advisable by the stockholders.

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While the amendment to the Articles of Incorporation may have anti-takeover consequences, the Board of Directors believes that the benefits it would confer on the Company outweigh any disadvantages. In addition to the enhanced ability to finance purchases and secure capital, as discussed above, the Company would gain a degree of protection from hostile takeovers that might be contrary to the interests of the Company and the stockholders. The Board of Directors believes it is in the best interest of the Company and the stockholders to encourage potential acquirers to negotiate directly with the Board rather than taking unilateral action. Only when empowered to negotiate on behalf of the Company can the Board have the best possible opportunity to secure the terms that best serve the interests of the Company and all the stockholders.

Required Vote

Approval of the creation of blank check preferred stock requires the approval by a majority of the shares of Common Stock issued and outstanding. Abstentions and Broker non-votes will have the same effect as voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

CREATION OF BLANK CHECK PREFERRED STOCK.

PROPOSAL NO. 5

CERTIFICATE OF DESIGNATION – SERIES A PREFERRED STOCK

At the Annual Meeting, the stockholders of the Company will be asked to approve the adoption of a Certificate of Designation, which creates Series A Preferred Stock of the Company, to fulfill the Company’s obligations under certain debt arrangements. The Series A Preferred Stock will consist of 1,000,000 shares of preferred stock. If the proposal for the creation of blank check preferred stock is approved, then the Series A Preferred Stock will be created using a portion of the blank check preferred stock. The creation of the blank check preferred stock, however, is not a condition to the creation of the Series A Preferred Stock.

On August 2, 2017, the Company entered into a modification of the secured, promissory note with JBB Partners, Inc., originally entered into on April 11, 2017 (“Note”). The principal amount was increased by $550,000, to a total of $750,000, and the maturity date for all the sums advanced was extended to July 28, 2018. The Note, as amended and extended, was modified to be convertible into a class of preferred stock, to be designated the Series A Preferred Stock (the “Series A Preferred Stock”), which itself after issuance will be convertible into Common Stock of the Company. Under the Note, the Company is obligated to create a new class of Series A Preferred Stock by filing a Certificate of Designation with the Secretary of State of the State of Nevada.

The Series A Preferred Stock has certain dividend, liquidation, voting and conversion rights. When and as declared by the Company’s Board of Directors, the holders of Series A Preferred Stock may be entitled to participate prior to any dividends paid on the Company’s Common Stock. The Series A Preferred Stock Original Issuance Price is $0.75 per share. In the event of any liquidation, dissolution or winding up of the Company or any Deemed Liquidation Event (as defined in the Certificate of Designation), the holders of Series A Preferred Stock would be entitled to receive, prior to and in preference to the holders of Common Stock, an amount per share of Series A Preferred Stock equal to three (3) times the Series A Preferred Stock Original Issue Price plus any declared but unpaid dividends thereon, which is the full principal amount of the Note of $750,000.

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The Series A Preferred Stock would vote together with the Common Stock on an as-converted basis and not as a separate class or classes, except as provided in the Certificate of Designation or required by law. The Company would not take the following actions, without the prior approval of the holders owning a majority of the issued and outstanding Series A Preferred Stock:

●	Dissolve or liquidate the Company;

●	Amend, alter or repeal any provision of the Articles of Incorporation or bylaws of the Company in any manner that adversely affects the powers, privileges or preferences of the Series A Preferred Stock;

●	Reclassify, alter or amend any existing equity security of the Company that is pari passu with or junior to the Series A Preferred Stock;

●	Purchase or redeem any capital stock of the Company, other than (i) redemptions of or dividends or distributions on the Series A Preferred Stock as expressly authorized therein, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, and (iii) stock repurchased from former employees, directors or consultants in connection with the cessation of their employment/services, at the lower of fair market value or cost;

●	Create or issue any debt security, if the aggregate indebtedness of the Company and its subsidiaries for borrowed money following such action would exceed $250,000;

●	enter into any transaction with a “related person” as defined in Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

Holders of the Series A Preferred Stock have the right to convert shares of Series A Preferred Stock, at any time and from time to time, into such number of fully paid and non-assessable shares of Common Stock as is determined by the number of shares Series A Preferred Stock, divided by the product of (i) the Preferred Stock Conversion Price in effect at the time of conversion and (ii) 0.02. The “Preferred Stock Conversion Price” shall initially be equal to $0.75 (as an example: 10,000 shares of Series A Preferred Stock /(.75 x 0.02) will equal 666,666.66 shares of Common Stock). Such Preferred Stock Conversion Price shall be subject to adjustment as in the event of stock split, merger, reorganization and certain dividend and distribution. There is no mandatory conversion or redemption right by the Company.

The holder of the Note is JBB Partners, Inc. is controlled by our sole officer, Mr. Patrick Norris. Together JBB Partners, Inc. and Mr. Norris hold 57.5% of the issued and outstanding shares of common stock of the Company. Mr. Norris has indicated to management that he intends to vote in favor of this resolution.

Attached as Annex A hereto is the form of Certificate of Designation for Series A Preferred Stock.

Effect of Series A Preferred Stock

The Series A Preferred Stock will have anti-takeover effect as a result of the large number of shares of Common Stock into which it may be converted and the voting authority of the Series A Preferred Stock in relation to the current number of shares of Common Stock that are outstanding. The existence of the Series A Preferred Stock may have the effect of discouraging takeover advances or prevent consummation of a takeover by a person or persons that are not approved by the holder of the Series A Preferred Stock. Also, because of the number of votes that the Series A Preferred Stock has along with the Common Stock, the holder of the Series A Preferred Stock will have the ability to influence or potentially determine the members of the Board of Directors and to direct the affairs of the Company.

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Required Vote

The adoption of the Certificate of Designation requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding. Abstentions and Broker non-votes will have the same effect as voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

CREATION OF THE CREATION OF SERIES A PREFERRED STOCK AND THE FILING OF THE CERTIFICATE OF DESIGNATION.

PROPOSAL NO. 6

APPROVAL OF 2017 INCENTIVE PLAN

At the Annual Meeting, the stockholders of the Company will be asked to approve the adoption of the 2017 Incentive Stock and Awards Plan of the Company (the “Equity Plan”), including the material terms of performance goals for performance awards granted under the Equity Plan.

The Equity Plan was adopted by the Board on July 28, 2017 to provide stock options and other restricted stock-based awards for employees and consultants. The plan will permit the directors to issue up to 15,000,000 shares of Common Stock for the awards that may be issued. The number of shares reserved under the Equity Plan shall not be affected by the Reverse Stock Split although any outstanding awards will be adjusted to reflect the Reverse Stock Split. The Board has recommended approval of the Equity Plan, which allows for the issuance of equity based rewards because it believes that equity awards are important to incentivize our employees, including our executive officers, and our directors to remain with the Company, to motivate them to help achieve our corporate objectives, and to align their interests with those of our stockholders.

Reasons for Seeking Stockholder Approval

The Board believes that equity-based compensation is a critical part of the Company’s compensation program. Stockholder approval of the Equity Plan would allow us to continue to attract and retain directors, executives, and other employees with equity incentives. The stockholders’ approval of the Equity Plan would preserve our ability to grant a range of tax-efficient stock-based incentive awards under the Equity Plan. Section 162(m) of the United States Internal Revenue Code (the “Code”) generally provides that compensation provided to a publicly held corporation’s CEO or any of its three most highly paid named executive officers (other than its CEO or CFO) is not deductible by the corporation for U.S. income tax purposes for any taxable year to the extent it exceeds $1 million. This limitation does not apply to compensation that qualifies as exempt performance-based compensation by meeting certain requirements under Section 162(m), including the requirement that the material terms, including those of the related performance goals, be disclosed to and approved by stockholders every five years. For the Equity Plan, these terms are described below under “Eligibility,” “Individual Limits” and “Performance Criteria.” Stockholders are being asked to approve, among other material terms, a set of business criteria on which performance goals may be based for future performance awards under the Equity Plan. Although stockholder approval is one of the requirements for exemption under Section 162(m), even with stockholder approval there can be no guarantee that compensation will be treated as exempt performance-based compensation under Section 162(m). Furthermore, our Board will continue to have authority to provide compensation that is not exempt from the limits on deductibility under Section 162(m).

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Summary of the Equity Plan

The Equity Plan will only become effective subject to approval by our stockholders. This summary is not a complete description of all provisions of the Equity Plan and is qualified in its entirety by reference to the Equity Plan, which is attached as Annex B to this Proxy Statement.

Purpose. The purpose of the Equity Plan is to advance the Company’s interests by providing for the grant to participants of stock-based and other incentive awards.

Plan Administration. The Equity Plan is administered by our Board of Directors or a committee consisting of two or more directors. If available, the committee will consists of two directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code). Committee persons shall serve at the pleasure of the Board, who has the authority to, among other things, interpret the Equity Plan, determine eligibility for, grant and determine the terms of awards under the Equity Plan, and to do all things necessary or appropriate to carry out the purposes of the Equity Plan. The Board’s determinations under the Equity Plan are conclusive and binding.

Term. No awards will be made after the tenth anniversary of the plan’s adoption, but previously granted awards may continue beyond that date in accordance with their terms.

Authorized Shares. The maximum number of shares of our Common Stock that may be delivered in satisfaction of awards under the Equity Plan is 10,000,000. Any shares of Common Stock underlying awards that are settled in cash or that otherwise expire, terminate or are forfeited prior to the issuance of stock, would again be available for issuance under the Equity Plan. Shares of Common Stock that are withheld by the Company from an award in payment of the exercise price of any award requiring exercise or in satisfaction of the tax withholding requirements with respect to any award will not again be available for issuance under the Equity Plan. Any shares that again become available under the Equity Plan will be returned to the share pool at the rates described in the preceding sentence.

Individual Limits. The maximum number of shares for which options may be granted and the maximum number of shares of stock which may be granted to any person in any calendar year for purposes of Section 162(m) is, in each case, 1,200,000 shares. The maximum number of shares subject to Restrictive Stock or Restricted Stock Units that may be granted to any person in any calendar year for purposes of Section 162(m) is 1,200,000 shares. Any awards granted in excess of the foregoing limits will not be eligible to be excluded from the applicable Section 162(m) limits and such excess amount may not be deductible by the Company as performance-based compensation.

Eligibility. The Board selects participants from among the key employees, directors, consultants and advisors of the Company and its affiliates. Eligibility for options intended to be incentive stock options (“ISOs”) is limited to employees of the Company or certain affiliates.

Types of Awards. The Equity Plan provides for grants of options, restricted stock and restricted stock units.

●	Restricted Stock: A restricted stock award is an award of Common Stock subject to forfeiture restrictions.

●	Stock Options and SARs: The Equity Plan provides for the grant of ISOs and non-qualified stock options (“NSOs”). The exercise price of an option may not be less than the fair market value (or, in the case of an ISO granted to a ten percent stockholder, 110% of the fair market value) of a share of Common Stock on the date of grant.

●	Stock Units: A stock unit award is denominated in shares of Common Stock and entitles the participant to receive stock or cash measured by the value of the shares in the future. The delivery of stock or cash under a stock unit may be subject to the satisfaction of performance or other vesting conditions.

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Vesting. The Board has the authority to determine the vesting schedule applicable to each award, and to accelerate the vesting or exercisability of any award.

Termination of Employment. The Board determines the effect of termination of employment or service on an award. Unless otherwise provided by the Board or in an award agreement, upon a termination of employment or service all unvested options and other awards requiring exercise will terminate and all other unvested awards will be forfeited.

Performance Criteria. The Equity Plan provides that grants of performance awards may be made based upon, and subject to achieving, “performance objectives” over a specified performance period. Performance objectives with respect to those awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) are limited to an objectively determinable measure of performance relating to any, or any combination of, the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; or regulatory and/or clinical development; intellectual property protection; and any other performance metric approved by the Board designed to increase stockholder value.

To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Board may provide in the case of any award intended to qualify for such exception that one or more of the performance objectives applicable to an award will be adjusted in an objectively determinable manner to reflect events (for example, acquisitions and divestitures) occurring during the performance period of such award that affect the applicable performance objectives.

Corporate Transactions. In the event of a consolidation, merger or similar transaction, a sale or transfer of all or substantially all of the Company’s assets or a dissolution or liquidation of the Company (each, a “Change of Control Transaction”), the Board may, among other things, provide for the continuation or assumption of outstanding awards, for new grants in substitution of outstanding awards, for the accelerated vesting or delivery of shares under awards or for a cash-out of outstanding awards, in each case on such terms and with such restrictions as it deems appropriate. Except as the Board may otherwise determine, awards not assumed will terminate upon the consummation of such Change of Control Transaction. In the event of a Change of Control Transaction other than a liquidation or dissolution of the Company, all outstanding awards held by our non-employee directors will accelerate and vest in full.

Adjustment. In the event of certain corporate transactions (including, but not limited to, a stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of ASC 718), the Board will make appropriate adjustments to the maximum number of shares that may be delivered under and the individual limits included in the Equity Plan, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, the exercise prices of such awards or any other terms of awards affected by such change. The Board may also make the types of adjustments described above to take into account distributions to stockholders and events other than those listed above if it determines that such adjustments are appropriate to avoid distortion in the operation of the plan.

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Amendment and Termination. The Board can amend the Equity Plan or outstanding awards, or terminate the Equity Plan as to future grants of awards, except that the Board will not be able alter the terms of an award if it would affect materially and adversely a participant’s rights under the award without the participant’s consent (unless expressly provided in the Equity Plan or reserved by the Board at the time of grant). Stockholder approval will be required for any amendment to the extent such approval is required by law, including the Code or applicable stock exchange requirements.

Federal Income Tax Consequences Under Equity Plan

The following is a summary of some of the material federal income tax consequences associated with the grant and exercise of awards under the Equity Plan under current federal tax laws and certain other tax considerations associated with awards under the Equity Plan. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment-tax or other federal tax consequences except as noted.

Restricted Stock. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. An 83(b) election must be made not later than thirty (30) days after the transfer of the shares to the participant and must satisfy certain other requirements. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. Fair market value for this purpose is determined without regard to the forfeiture restrictions. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the Equity Plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, a participant has no taxable income upon the grant of an NSO but realizes income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction. An ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is generally treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

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Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is taxed upon vesting (and a corresponding deduction is generally available to the Company), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code (“Section 409A”). If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Section 162(m). Stock options and certain performance awards under the Equity Plan are generally intended to be exempt or eligible for exemption from the deductibility limits of Section 162(m). However, as discussed above in “Reasons for Seeking Stockholder Approval,” the Board will have discretionary authority to provide compensation that is not exempt from the limits on deductibility under Section 162(m).

Section 409A. Section 409A imposes an additional 20% income tax, plus, in some cases, a further income tax in the nature of interest, on nonqualified deferred compensation that does not comply with deferral, payment-timing and other formal and operational requirements specified in Section 409A and related regulations and that is not exempt from those requirements. Stock options and SARs granted under the Equity Plan are intended to be exempt from Section 409A. The Equity Plan gives the Board the flexibility to prescribe terms for other awards that are consistent with the requirements of, or an exemption from, Section 409A.

Plan Benefits

The following table sets forth the number of shares of Common Stock underlying outstanding options issued to the officers and directors of the Company, under the Equity Plan as of October 27, 2017.

Name and Position	Dollar Value	Number of Units
Ross Ramsey, director	$7,200	720,000
Benjamin Tran (1)	$7,200	720,000

(1)	Mr. Tran resigned as a director of the Company on September 15, 2017. Mr. Tran continues to hold these options as a consultant to the Company.

Required Vote

Approval of the Equity Plan requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Abstentions and Broker non-votes will have no effect on the vote outcome.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE EQUITY PLAN.

PROPOSAL NO. 7

APPROVAL THE INCREASE OF THE NUMBER OF AUTHORIZED SHARES

At the Annual Meeting, the stockholders of the Company will be asked to approve increasing the number of authorized shares of Common Stock from 90,000,000 shares to 150,000,000 shares on both a pre-split and post-split basis, whether or not there is approval of the reverse split under Proposal 2. This means we will immediately increase the authorized shares of common stock to 150,000,000 and if we implement any reverse split, if approved by the stockholders, the post-split authorized shares of common stock also will be 150,000,000.

The Board believes that maintaining the number of authorized shares, including if a reverse split of the Common Stock is undertaken, will be in the best interest of the Company. As the Company needs additional capital to carry out its business plan, the additional shares of Common Stock could be used for equity and equity based financings such as convertible debt and warrants. The additional shares could also be used for various corporate purposes, such as acquisitions, stock dividends, stock splits and stock options. Because the Company is planning on expanding the its business, the Company may find it advantageous to use its equity and equity based securities as part of the contract terms to tie a customer, vendors or licensees to the success of the Company. The Company may also use available shares in acquisitions of assets or companies which are in comparable businesses or to expand its scope of operations. Any of these possible uses would be in the discretion of the Board of Directors, once the additional shares are authorized.

The Board believes maintaining a significant quantity of additional shares of authorized Common Stock should enable the Company to promptly take advantage of market conditions and the availability of favorable business opportunities without the delay and expense associated with obtaining stockholder approval to further amend the Company’s Articles of Incorporation.

The Company has been and continues to seek investment funds to provide general working capital for the Company’s growth. Such financing may be in either debt, equity or a combination thereof. Debt financing may be equity linked, as in convertible debenture type financings or have an equity component such as a loan with warrants. However, there can be no assurance that the Company will be able to raise any capital funds, and there can be no assurance that if offered, the terms for additional new capital will be acceptable to the Company. If any proceeds are raised from the sale of securities, including additional Common Stock or securities based on Common Stock, they will be used for general working capital requirements and comply with the SEC reporting requirements.

Effect of Available Shares Common Stock

Issuance by the Company of any additional shares of Common Stock would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock. The increase could have a dilutive effect on the voting power of existing stockholders once issued. Such increase also could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law and the certificate of incorporation) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

If the Series A Preferred Stock is approved, then those shares will be convertible into shares of common stock at the discretion of the holder. See Proposal 5 above for a description of the terms of the Series A Preferred Stock. The holder of the Series A Preferred Stock will be JBB Partners, Inc., a company controlled by our sole officer, Mr. Patrick Norris. Together JBB Partners, Inc. and Mr. Norris hold 57.5% of the issued and outstanding shares of common stock of the Company. Mr. Norris has indicated to management that he intends to vote in favor of this resolution.

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Required Vote

Approval of increasing the number of the authorized shares of Common Stock from 90,000,000 shares to 150,000,000 shares requires the approval of the shares of Common Stock issued and outstanding. Abstentions and Broker non-votes will have the same effect as voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE INCREASE OF THE AUTHORIZED SHARES.

Audit and All Other Fees

The following table presents fees for professional services provided by GBH CPAs (“GBH”) and Anton for the audits of our annual financial statements for the years ended February 28, 2017 and February 29, 2016:

	Fiscal year Ended 2/28/2017 (1)	Fiscal year Ended 2/28/2016
Audit Fees	$19,500	$27, 640
Audit-Related Fees (2)	-	-
Tax Fees (3)	$1,500	$1,500
Other Fees (4)	-
Total	$21,000	$31,140

(1)	Audit fees include professional services rendered for (i) the audit of our annual financial statements for the years ended February 28, 2017 and (ii) the reviews of the financial statements included in our quarterly reports on Form 10-Q for such years.

(2)	Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)	Tax fees include professional services relating to preparation of the annual tax return.

(4)	Other fees include professional services for review of various filings and issuance of consents.

On June 29, 2016, the Board dismissed GBH as the Company’s independent registered public accounting firm.

GBH’s report on the financial statements for the fiscal years ended February 29, 2016 and February 28, 2015, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle other than the substantial doubt that the Company would continue as a going concern. The report of GBH were prepared on a going concern basis but the Company’s recurring losses from operations and negative cash flows from operating activities raise substantial doubt about its ability to continue as a going concern.

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During the fiscal years ended February 29, 2016 and February 28, 2015, and in the subsequent interim periods through June 29, 2016, the date of dismissal of GBH, there were no disagreements between the Company and GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended February 29, 2016 and February 28, 2015, and in the subsequent interim period through June 29, 2016, the date of dismissal of GBH, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Effective on July 8, 2016, the Board approved the engagement of Anton, as the Company’s new independent registered public accounting firm.

During the fiscal year ended February 29, 2016, and the subsequent interim period prior to the engagement of Anton, the Company has not consulted Anton regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors currently consists of the following two members: Mr. Patrick Norris and Ross Ramsey, neither of whom are independent. The Company does not have securities listed on a national securities exchange or in an inter-dealer quotation system that has director independence or committee independence requirements. Accordingly, the Company is not required to comply with any director independence requirements.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our bylaws. Our officers hold their offices until they resign, are removed by the Board, or their successor is elected and qualified.

Family Relationships

None.

Code of Ethics

The Company has not adopted any formal Code of Ethics.

Meetings of the Board

Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board. Regular communications between our directors and management also occur outside of formal meetings of the Board and committees of the Board.

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The Board of Directors met three times during the last fiscal year and acted five times by unanimous written consent. All directors attended all of the meetings of the Board of Directors held during the period for which they were a director.

We expect all of our directors to attend the 2017 Annual Meeting of Stockholders. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

Committees of the Board of Directors

The Company does not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. The functions of those committees are undertaken by our Board of Directors. We believe that the creation of these committees, at this time, would be cumbersome and constitute more form over substance because the committees would effectively be the same as the full Board of Directors.

Board Leadership Structure

The Board of Directors considers and establishes the appropriate leadership structure for the Company and has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board of Directors believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

Risk Oversight

The Board of Directors has an active role in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity, financial condition and operations, as well as the risks associated with each.

Shareholder Communications with the Board of Directors

Our shareholders may, at any time, communicate in writing with any member or group of members of the Board of Directors by sending such written communication to the attention of our Secretary by regular mail to our principal executive offices at 5525 N. MacArthur Boulevard, Suite 280, Irving, Texas 75038.

Copies of written communications received by our Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports filed by such persons.

Based solely on our review of the copies of such reports furnished to us, we believe that during the fiscal year ended February 28, 2017, none of the executive officers, directors and greater than 10% beneficial owners of our Common Stock complied with the reporting requirements of Section 16(a) of the Exchange Act.

Report of the Audit Committee*

The Board of Directors oversees the Company’s financial reporting process in lieu of a separately standing audit committee. The Board of Directors reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended February 28, 2017 with management.

The Board of Directors has discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Board of Directors has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the board concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Board of Directors discussed with the Company’s independent accounting firm the overall scope and plans for its audits and meets with the Company’s independent accounting firm to discuss the results of its examinations and the overall quality of the Company’s financial reporting. In reliance on the reviews and discussions referred to above, the Board of Directors approved that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 28, 2017 for filing with the Securities and Exchange Commission.

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Executive Officers

Executive officers are appointed by our Board and serve at its discretion. Set forth below is information regarding our executive officers as of October 24, 2017.

Name	Position	Age
Patrick Norris	Chief Executive Officer, Chief Financial Officer, President Secretary and Director	59

Mr. Norris’s biographical information is included with such information for the other members of our Board.

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Mr. Norris was appointed to the above indicated officer positions and as a director on August 2, 2017. On the same date, Messrs. Ross Ramsey and Benjamin Tran, resigned as the Chairman of the Board and Chief Executive Officer, respectively. Mr. Tran also resigned as a director of the Company effective September 15, 2017. Mr. Ramsey continued as a director of the Company.

EXECUTUVE COMPENSATION

Mr. Patrick Norris, the current Chief Executive Officer, Chief Financial Officer, President and Secretary, the sole officer of the Company, currently does not receive compensation for his services to the Company.

Mr. Ross Ramsey, who is engaged in our drilling operations, currently receives a monthly salary of $6,600 and was issued an option for 720,000 shares of Common Stock August 2, 2017, which will vest 30,000 per month for a period of 24 months, for his services as a director and a consultant of the Company. Mr. Ramsey’s options have an exercise price of $0.01 per share.

For the Company’s last completed fiscal year, the officers and directors of the Company did not receive any compensation from the Company for their services. In the fiscal year ended February 28, 2017, however, Benjamin Tran, the former Chairman of Board received a monthly salary of $10,000 from the Company’s well operator, International Western Oil Corporation, and Ross Ramsey, the former Chief Executive Officer of the Company received a monthly salary of $5,540 from the Company’s well operator, International Western Oil Corporation.

The Company does not provide any benefit plans to its employees and consultants. Directors, employees and consultants are eligible to be awarded equity based compensation under the Company stock plans and otherwise at the discretion of the Board of Directors.

CHANGE OF AUDITORS; AUDIT AND ALL OTHER FEES

The following table presents fees for professional services provided by GBH CPAs (“GBH”) and Anton for the audits of our annual financial statements for the years ended February 28, 2017 and February 29, 2016:

	Fiscal year Ended 2/28/2017 (1)	Fiscal year Ended 2/28/2016
Audit Fees	$19,500	$27, 640
Audit-Related Fees (2)	-	-
Tax Fees (3)	$1,500	$1,500
Other Fees (4)	-
Total	$21,000	$31,140

(1)	Audit fees include professional services rendered for (i) the audit of our annual financial statements for the years ended February 28, 2017 and (ii) the reviews of the financial statements included in our quarterly reports on Form 10-Q for such years.

(2)	Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)	Tax fees include professional services relating to preparation of the annual tax return.

(4)	Other fees include professional services for review of various filings and issuance of consents.

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On June 29, 2016, the Board dismissed GBH as the Company’s independent registered public accounting firm.

GBH’s report on the financial statements for the fiscal years ended February 29, 2016 and February 28, 2015, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle other than the substantial doubt that the Company would continue as a going concern. The report of GBH were prepared on a going concern basis but the Company’s recurring losses from operations and negative cash flows from operating activities raise substantial doubt about its ability to continue as a going concern.

During the fiscal years ended February 29, 2016 and February 28, 2015, and in the subsequent interim periods through June 29, 2016, the date of dismissal of GBH, there were no disagreements between the Company and GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended February 29, 2016 and February 28, 2015, and in the subsequent interim period through June 29, 2016, the date of dismissal of GBH, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Effective on July 8, 2016, the Board approved the engagement of Anton, as the Company’s new independent registered public accounting firm.

During the fiscal year ended February 29, 2016, and the subsequent interim period prior to the engagement of Anton, the Company has not consulted Anton regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the shares of our Common Stock beneficially owned by (i) each of our directors, (ii) each of our named executive officers, (iii) all of our directors and executive officers as a group, and (iv) all persons known by us to beneficially own more than 5% of our outstanding Common Stock. We have determined the beneficial ownership shown on this table in accordance with the rules of the Securities and Exchange Commission. Under these rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such shares. Except as otherwise indicated in the accompanying footnotes, the information in the table below is based on information as of October 24, 2017. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power with respect to shares of Common Stock and the address for such person is c/o International Western Petroleum, Inc., c/o Corporate Secretary, 5525 N. MacArthur Boulevard, Suite 280, Irving, Texas 75038.

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Beneficial Owner	Amount and Nature of Beneficial Ownership
	Number of Shares	Percentage (1)

Directors and Officers
Patrick Norris (2)	51,420,000	57.5%

Ross Ramsey (3)	2,060,000	2.30%

All executives and directors as a group (2 persons)	53,480,000	59.77%

5% + Stockholders
Patrick L. Riggs (4)	5,900,000	6.59%

(1)	Beneficial ownership percentages are based on 89,411,013 shares of our Common Stock outstanding as of October 24, 2017. Shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days after October 24, 2017 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes shares held by Patrick Norris personally and through a controlling company, JBB Partners, Inc.

(3)	Includes 60,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days after October 24, 2017.

(4)	This information is as of August 11, 2017 and based on a Schedule 13D filed by Patrick Riggs and Riggs Capital. The address for Patrick Riggs is 10530 Normont Drive, Houston, TX 77070.

PROPOSAL NO. 8

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Company is providing stockholders with an advisory vote on executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”).

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. Our Board of Directors believes an effective compensation program is one that is designed to recruit and retain executive leadership focused on attaining long-term corporate goals and increasing stockholder value. The Board of Directors believes that it has taken a responsible approach to compensating our named executive officer, especially in light of his shareholder position.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s executive officer, as disclosed pursuant to Item 402 of Regulation S-K, including narrative discussion, is hereby APPROVED.

This advisory vote on executive compensation, commonly and herein referred to as a “say-on-pay” advisory vote, is not binding on our Board of Directors. However, the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

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THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

THE PROPOSED RESOLUTION.

PROPOSAL NO. 9

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF

ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Act, we are also providing stockholders an advisory vote on the frequency with which the stockholders shall have the advisory say-on-pay vote on executive compensation provided for in Proposal No. 9 above.

The advisory vote on the frequency of the say-on-pay vote is a non-binding vote as to how often the say-on-pay vote should occur: every year, every two years, or every three years. In addition, stockholders may abstain from voting. The Dodd-Frank Act requires us to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years.

After careful consideration, the Board of Directors recommends that future stockholder say-on-pay advisory votes on executive compensation be conducted every three years. A vote every three years provides stockholders and advisory firms the opportunity to evaluate the Company’s compensation program on a more thorough, longer-term basis than an annual or bi-annual vote.

Although the Board of Directors recommends a say-on-pay vote every three years, stockholders are not voting to approve or disapprove the Board’s recommendation. Stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of the Company determine, on an advisory basis, whether the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in the Company’s Proxy Statement for its annual meeting of stockholders, beginning with the 2017 Annual Meeting of Stockholders, shall be (i) every year, (ii) every 2 years, or (iii) every 3 years.

Although this advisory vote on the frequency of the say-on-pay vote is not binding on our Board of Directors, the Board of Directors will take into account the result of the vote when determining the frequency of future say-on-pay votes.

The enclosed proxy card gives you three choices of periods for voting on this proposal. The choice of the period for the advisory vote which receives the highest number of votes will be deemed the choice of the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

THE FREQUENCY PERIOD OF THREE YEARS.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can provide added convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders will be “householding” our proxy materials. A single copy of this Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report from us, please notify your broker, direct your written request to International Western Petroleum, Inc., c/o Corporate Secretary, 5525 N. MacArthur Boulevard, Suite 280, Irving, Texas 75038 and we will promptly thereafter deliver separate copies to you. Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of these materials should contact their brokers.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2018 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our proxy statement for our 2018 annual meeting of stockholders, a stockholder’s proposal must be received by us no later than August 2, 2018, unless the date of our 2018 annual meeting of stockholders is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case such proposals must be received by the Company a reasonable time before the Company begins to print and send applicable proxy materials. In addition, stockholder proposals must otherwise comply with Rule 14a-8 under the Exchange Act, including delivery of proof of ownership of our common stock in accordance with Rule 14a-8(b)(2). The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

ANNUAL REPORT

The Annual Report accompanies the proxy materials being provided to all stockholders. We will provide, without charge, additional copies of the Annual Report upon the receipt of a written or oral request by any stockholder.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Patrick Norris
Chief Executive Officer and Director

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Annex A - Form of Certificate of Incorporation Reflecting Proposed Changes in Name, Number of

Authorized Shares and Blank Check Preferred Stock

Certificate of Amendment

of

International Western Petroleum, Inc.

Articles FIRST and FOURTH of the Articles of Incorporation of International Western Petroleum, Inc. will be deleted in its entirety and be replaced by the following:

FIRST The name of the corporation is “Norris Industries, Inc.” (the “Corporation”).

FOURTH

A.	The total number of shares of stock which the Corporation shall have the authority to issue is 170,000,000 which are divided into 150,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 20,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”).

B.	The board of directors of the Corporation (the “Board of Directors”) is expressly granted authority to issue one or more series of Preferred Stock and with respect to any such series to fix by resolution or resolutions the numbers, powers, designations, preferences and relative, participating, optional or other rights, and such qualifications, limitations or restrictions thereof, including, but without limiting the generality of the foregoing, the following:

(i)	The number of shares to constitute such series and the distinctive designations thereof;

(ii)	The dividend rate to which such shares shall be entitled and the restrictions, limitations and conditions upon the payment of such dividends, whether dividends shall be cumulative, the date or dates from which dividends (if cumulative) shall accumulate and the dates on which dividends (if declared) shall be payable;

(iii)	Whether or not the shares of such series shall be redeemable and, if so, the terms, limitations and restrictions with respect to such redemption, including without limitation the manner of selecting shares for redemption if less than all shares are to be redeemed, and the amount, if any, in addition to any accrued dividends thereon, which the holders of shares of such series shall be entitled to receive upon the redemption thereof, which amount may vary at different redemption dates and may be different with respect to shares redeemed through the operation of any purchase, retirement or sinking fund and with respect to shares otherwise redeemed;

(iv)	The amount in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending on whether such liquidation, dissolution or winding up is voluntary or involuntary;

(v)	Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, the terms, limitations and restrictions with respect thereto, including without limitation whether such purchase, retirement or sinking fund shall be cumulative or non-cumulative, the extent to and the manner in which such fund shall be applied to the purchase, retirement or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

(vi)	Whether or not the shares of such series shall have conversion privileges and, if so, prices or rates of conversion and the method, if any, of adjusting the same;

(vii)	The voting powers, if any, of such series; and

(viii)	Any other relative rights, preferences and limitations pertaining to such series.

Annex B - Form of Certificate of Designation for Series A Preferred Stock

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF
SERIES A PREFERRED STOCK
OF

INTERNATIONAL WESTERN PETROLEUM, INC.

(Pursuant to Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

International Western Petroleum, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that, pursuant to the authority conferred upon the Board of Directors of the Company (the “Board of Directors” or the “Board”) by the Company’s Certificate of Incorporation and pursuant to the provisions of Nevada Revised Statutes, the Board of Directors, by unanimous consent taken on _________________, 2017, adopted the following resolution (which has not been modified, altered or amended and is presently in full force and effect) providing for the designation, rights, preferences, qualifications, limitations and restrictions of Series A Preferred Stock (as defined below):

WHEREAS, the Certificate of Incorporation of the Company authorizes ten million (10,000,000) shares of preferred stock, par value $.001 per share, of the Company (the “Preferred Stock”) issuable from time to time in one or more series; and

WHEREAS, the Board of Directors is authorized by the Certificate of Incorporation to establish and fix from time to time the number of shares to be included in any series of Preferred Stock and the designation, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors deems it advisable to, and hereby does, designate Series A Preferred Stock, par value $.001 per share, and fixes and determines the rights, preferences, qualifications, limitations and restrictions relating to such Series A Preferred Stock as follows:

B. PREFERRED STOCK

1,000,000 shares out of the 10,000,000 shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated “Series A Preferred Stock” with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Unless otherwise indicated, references to “sections” or “subsections” in this Part B of this Article Fourth refer to sections and subsections of Part B of this Article Fourth.

1. Dividends.

The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation (other than dividends on shares of common stock of the Corporation (the “Common Stock”) payable in shares of Common Stock). If a dividend is to be paid on a class or series of equity that has the equivalent of an original issuance price, then (in addition to the obtaining of any consents required elsewhere in the Certificate of Incorporation) the holders of the Series A Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series A Preferred Stock in an amount at least equal to a rate per share of Series A Preferred Stock determined by (A) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (B) multiplying such fraction by an amount equal to the Series A Original Issue Price (as defined below). If the dividend is to be paid on the Common Stock, then each share of Series A Preferred Stock will be entitled, when and if declared to dividends equal to the dividends which would have been payable if the Series A Preferred share has been converted into the Common Stock on the date of the determination of the holders of Common Stock entitled to receive such dividend. If the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Series A Preferred Stock pursuant to this Section 1 shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series A Preferred Stock dividend. The “Series A Original Issue Price” shall mean $0.75 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock.

2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

2.1 Preferential Payments to Holders of Series A Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to three times the Series A Original Issue Price, plus any dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled under this Subsection 2.1, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

2.2 Distribution of Remaining Assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Preferred Stock the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of the shares of Series A Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder as if the Series A Preferred Stock and Common Stock were one class. The aggregate amount which a holder of a share of Series A Preferred Stock is entitled to receive under Subsections 2.1 and 2.2 is hereinafter referred to as the “Series A Liquidation Amount.”

2.3 Deemed Liquidation Events.

2.3.1 Definition. Each of the following events shall be considered a “Deemed Liquidation Event” unless the holders of at least a majority of the outstanding shares of Series A Preferred Stock elect otherwise by written notice sent to the Corporation at least 20 days prior to the effective date of any such event:

(a) a merger or consolidation in which

(i) the Corporation is a constituent party, or

(ii) a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2.3.2 Effecting a Deemed Liquidation Event.

(a) The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(i) unless the agreement or plan of merger or consolidation for such transaction (the “Merger Agreement”) provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2.

(b) In the event of a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(ii) or 2.3.1(b), if the Corporation does not effect a dissolution of the Corporation under the General Corporation Law within ninety (90) days after such Deemed Liquidation Event, then (i) the Corporation shall send a written notice to each holder of Series A Preferred Stock no later than the ninetieth (90th) day after the Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause; (ii) to require the redemption of such shares of Series A Preferred Stock, and (iii) if the holders of at least a majority of the then outstanding shares of Series A Preferred Stock so request in a written instrument delivered to the Corporation not later than one hundred twenty (120) days after such Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), together with any other assets of the Corporation available for distribution to its stockholders, all to the extent permitted by Nevada law governing distributions to stockholders (the “Available Proceeds”), on the one hundred fiftieth (150th) day after such Deemed Liquidation Event, to redeem all outstanding shares of Series A Preferred Stock at a price per share equal to the Series A Liquidation Amount. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Available Proceeds are not sufficient to redeem all outstanding shares of Series A Preferred Stock, the Corporation shall ratably redeem each holder’s shares of Series A Preferred Stock to the fullest extent of such Available Proceeds, and shall redeem the remaining shares as soon as it may lawfully do so under Nevada law governing distributions to stockholders. Prior to the distribution or redemption provided for in this Subsection 2.3.2(b), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with such Deemed Liquidation Event or in the ordinary course of business.

2.3.3 Amount Deemed Paid or Distributed. The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation.

2.3.4 Allocation of Escrow and Contingent Consideration. In the event of a Deemed Liquidation Event pursuant to Subsection 2.3.1(a)(i), if any portion of the consideration payable to the stockholders of the Corporation is payable only upon satisfaction of contingencies (the “Additional Consideration”), the Merger Agreement shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation Event; and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 after taking into account the previous payment of the Initial Consideration as part of the same transaction. For the purposes of this Subsection 2.3.4, consideration placed into escrow or retained as holdback to be available for satisfaction of indemnification or similar obligations in connection with such Deemed Liquidation Event shall be deemed to be Additional Consideration.

3. Voting.

3.1 General. On any matter presented to the holders of Common Stock of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), including for the election of directors, each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the Series A Preferred Stock may be converted as held by such holder as of the record date for determining those stockholders entitled to vote on such matter. The Series A Preferred Stock will vote or act by written consent separately from all the other classes of capital stock entitled to vote thereon, including separate from the Common Stock, on all matters as which a class vote is reserved by law or the Certificate of Incorporation; as to matters reserved to a class determination, the vote or consent shall be approved by a majority of the shares of Series A Preferred Stock then outstanding and entitled to vote.

3.2 Series A Preferred Stock Protective Provisions. At any time while at least 10% of the shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock) are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation) the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect.

3.2.1 liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any merger or consolidation or any other Deemed Liquidation Event, or consent to any of the foregoing;

3.2.2 amend, alter or repeal any provision of the Certificate of Incorporation or Bylaws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock;

3.2.3 create, or authorize the creation of, or issue any shares of any additional class or series of capital stock or other security convertible into or excisable for any equity security, having rights, preferences or privileges senior to or on parity with the Series A Preferred Stock, or increase the authorized number of shares of Series A Preferred Stock or any additional shares of Series A Preferred Stock or create by any means and issue any other class of Preferred Stock;

3.2.4 reclassify, alter or amend (i) any existing security of the Corporation that is pari passu with the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series A Preferred Stock in respect of any such right, preference, or privilege or (ii) any existing security of the Corporation that is junior to the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Series A Preferred Stock in respect of any such right, preference or privilege;

3.2.5 purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation other than (i) redemptions of or dividends or distributions on the Series A Preferred Stock as expressly authorized herein, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and (iii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof;

3.2.6 create, or authorize the creation of, or issue, or authorize the issuance of any debt security, or permit any subsidiary to take any such action with respect to any debt security, if the aggregate indebtedness of the Corporation and its subsidiaries for borrowed money following such action would exceed $250,000;

3.2.7 enter into any transaction with a “related person” as defined in Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended, or with any director, officer, or employee of the Corporation or any “associate” (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of any such director, officer, or employee.

4. Optional Conversion.

The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1 Right to Convert.

4.1.1 Conversion Ratio. The Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and non-assessable shares of Common Stock as is determined by the number of shares Series A Preferred Stock, divided by the product of (i) the Series A Conversion Price in effect at the time of conversion and (ii) 0.02. The “Series A Conversion Price” shall initially be equal to $0.75 (as an example: 10,000 shares of Series A Preferred Stock /(.75 x 0.02) will equal 666,666.66 shares of common stock). Such Series A Conversion Price, shall be subject to adjustment as provided below.

4.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

4.3 Mechanics of Conversion.

4.3.1 Notice of Conversion. In order for a holder of Series A Preferred Stock to voluntarily convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall (a) provide written notice to the Corporation’s transfer agent at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) that such holder elects to convert all or any number of such holder’s shares of Series A Preferred Stock and, if applicable, any event on which such conversion is contingent and (b), if such holder’s shares are certificated, surrender the certificate or certificates for such shares of Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent). Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the shares of Common Stock to be issued. If required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such notice and, if applicable, certificates (or lost certificate affidavit and agreement) shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Time (i) issue and deliver to such holder of Series A Preferred Stock, or to his, her or its nominees, a notice of issuance of uncertificated shares and may, upon written request, issue and deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and may, if applicable and upon written request, issue and deliver a certificate for the number (if any) of the shares of Series A Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, (ii) pay in cash such amount as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and (iii) pay all declared but unpaid dividends on the shares of Series A Preferred Stock converted.

4.3.2 Reservation of Shares. The Corporation shall at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation. Before taking any action which would cause an adjustment reducing the Series A Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Series A Conversion Price.

4.3.3 Effect of Conversion. All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor, to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion as provided in Subsection 4.2 and to receive payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly. Once the Series A Preferred Stock is cancelled, it shall return to the status of authorized but unissued shares of preferred stock, subject to future designation.

4.3.4 No Further Adjustment. Upon any such conversion, no adjustment to the Series A Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

4.3.5 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.4 Adjustments to Series A Conversion Price for Diluting Issues.

4.4.1 Special Definitions. For purposes of this Article Fourth, the following definitions shall apply:

(a) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(b) “Series A Original Issue Date” shall mean the date on which the first share of Series A Preferred Stock was issued.

(c) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(d) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Subsection 4.4.3 below, deemed to be issued) by the Corporation after the Series A Original Issue Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

(i) shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on Series A Preferred Stock;

(ii) shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Subsection 4.5, 4.6, 4.7 or 4.8;

(iii) shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation;

(iv) shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security;

(v) shares of Common Stock, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board of Directors of the Corporation that, when added with the aggregate number of shares of Common Stock (including shares underlying (directly or indirectly) any such Options or Convertible Securities) previously issued in accordance with Subsection 4.4.1(d)(v), (vi) and (vii), do not exceed an aggregate of 250,000 shares of Common Stock (including shares underlying (directly or indirectly) any such Options or Convertible Securities);

(vi) shares of Common Stock, Options or Convertible Securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors of the Corporation that, when added with the aggregate number of shares of Common Stock (including shares underlying (directly or indirectly) any such Options or Convertible Securities) previously issued in accordance with Subsection 4.4.1(d)(v), (vi) and (vii), do not exceed an aggregate of 250,000 shares of Common Stock(including shares underlying (directly or indirectly) any such Options or Convertible Securities); or

(vii) shares of Common Stock, Options or Convertible Securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors of the Corporation that, when added with the aggregate number of shares of Common Stock (including shares underlying (directly or indirectly) any such Options or Convertible Securities previously issued in accordance with Subsection 4.4.1(d)(v), (vi) and (vii), do not exceed an aggregate of 250,000 shares of Common Stock(including shares underlying (directly or indirectly) any such Options or Convertible Securities).

4.4.2 No Adjustment of Series A Conversion Price. No adjustment in the Series A Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of Series A Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

4.4.3 Deemed Issue of Additional Shares of Common Stock.

(a) If the Corporation at any time or from time to time after the Series A Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(b) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4, are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Series A Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series A Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this clause (b) shall have the effect of increasing the Series A Conversion Price to an amount which exceeds the lower of (i) the Series A Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Series A Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(c) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4 (either because the consideration per share (determined pursuant to Subsection 4.4.5) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series A Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series A Original Issue Date), are revised after the Series A Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Subsection 4.4.3(a) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(d) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4, the Series A Conversion Price shall be readjusted to such Series A Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

(e) If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series A Conversion Price provided for in this Subsection 4.4.3 shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (b) and (c) of this Subsection 4.4.3). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Series A Conversion Price that would result under the terms of this Subsection 4.4.3 at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series A Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

4.4.4 Adjustment of Series A Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time after the Series A Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4.4.3), without consideration or for a consideration per share less than the Series A Conversion Price in effect immediately prior to such issue, then the Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

X = ((A)(Y) + ((B)(Z))

Y + Z

For purposes of the foregoing formula, the following definitions shall apply:

“X” shall mean the Series A Conversion Price in effect immediately after such issue of Additional Shares of Common Stock;

“A” shall mean the Series A Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

“Y” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Series A Preferred Stock) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

“B” shall mean the consideration received by the Corporation for the issue of the Additional Shares of Common Stock per share; and

“Z” shall mean the number of Additional Shares of Common Stock issued.

4.4.5 Determination of Consideration. For purposes of this Subsection 4.4, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(a) Cash and Property: Such consideration shall:

(i) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(ii) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

(iii) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors of the Corporation.

(b) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4.4.3, relating to Options and Convertible Securities, shall be determined by dividing:

(i) The total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

4.4.6 Multiple Closing Dates. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4, then, upon the final such issuance, the Series A Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

4.5 Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Series A Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Series A Original Issue Date combine the outstanding shares of Common Stock, the Series A Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.6 Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series A Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (b) that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

4.7 Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section 1 do not apply to such dividend or distribution, then and in each such event the holders of Series A Preferred Stock shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

4.8 Adjustment for Merger or Reorganization, etc. Subject to the provisions of Subsection 2.3, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections 4.3, 4.5 or 4.6), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock. For the avoidance of doubt, nothing in this Subsection 4.8 shall be construed as preventing the holders of Series A Preferred Stock from seeking any appraisal rights to which they are otherwise entitled under the DGCL in connection with a merger triggering an adjustment hereunder, nor shall this Subsection 4.8 be deemed conclusive evidence of the fair value of the shares of Series A Preferred Stock in any such appraisal proceeding.

4.9 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 4, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series A Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series A Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A Preferred Stock.

4.10 Notice of Record Date. In the event:

(a) the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(b) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series A Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Common Stock. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

5. [Reserved].

6. [Reserved].

7. Acquired Shares. Any shares of Series A Preferred Stock that are acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred, and such shares will be returned to the status of authorized and unissued shares of Preferred Stock. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series A Preferred Stock following redemption.

8. Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding.

9. Notices. Any notice required or permitted by the provisions of this Article Fourth to be given to a holder of shares of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be duly executed and acknowledged by it undersigned duly authorized officer this ___th day of _____, 2017.

INTERNATIONAL WESTERN PETROLEUM, INC.

Name:
Title:

Annex C - Form of 2017 Incentive Stock and Awards Plan:

Adopted by board – July 28, 2017

AMENDED BY BOARD ACTION OCTOBER 20, 2017

APPROVED BY STOCKHOLDERS ______, 2017

INTERNATIONAL WESTERN PETROLEUM, INC.

2017 INCENTIVE STOCK AND AWARD PLAN

Purpose of the Plan.

The purpose of this 2017 Incentive Stock and Award Plan (the “Plan”) of International Western Petroleum, Inc. (the “Company”) is to enable the Company to offer to its employees, officers, directors, advisors and consultants whose past, present and/or potential contributions to the Company and/or any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), have been, are or will be important to the success of the Company, an opportunity to acquire an equity interest in the Company. It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options, awards of Restricted Stock (as defined below), and awards of Restricted Stock Units (as defined below) for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b¬3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5, 6 and 7 hereof, shall have full power and authority to designate recipients of Options, restricted stock (“Restricted Stock”) and restricted stock units (“Restricted Stock Units”) and to determine the terms and conditions of the respective Option, Restricted Stock and Restricted Stock Unit agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Restricted Stock and Restricted Stock Units granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Restricted Stock or Restricted Stock Units granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Restricted Stock or Restricted Stock Units. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock or Restricted Stock Units (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock or Restricted Stock Units granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option, Restricted Stock or Restricted Stock Units hereunder may be granted an additional Option or Options, Restricted Stock or Restricted Stock Units if the Committee shall so determine.

Stock Reserved for the Plan.

(a) Subject to adjustment as provided in Section 9 hereof, a total of 15,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options or Restricted Stock Units at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or award of Restricted Stock or Restricted Stock Units expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock or Restricted Stock Units be reduced for any reason, the shares of Stock theretofore subject to such Option, Restricted Stock or Restricted Stock Units may be subject to future Options, Restricted Stock or Restricted Stock Units under the Plan.

(b) The maximum number of shares of Stock with respect to which Options may be granted to any Optionee in any calendar year shall be one million two hundred thousand (1,200,000) shares. In connection with an Optionee’s commencement of employment or service with the Company or any Subsidiary, an Optionee may be granted Options for up to an additional two hundred thousand (250,000) shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 9, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to an Optionee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Optionee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

(c) For awards of Restricted Stock or Restricted Stock Units that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the maximum number of shares of Stock with respect to which such awards may be granted to any Grantee in any calendar year shall be one million two hundred thousand (1,200,000) shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 9, below. Subject to the terms of the Plan, awards of Restricted Stock or Restricted Stock Units that are intended to qualify as performance-based compensation under Section 162(m) of the Code shall be subject to satisfaction of performance criteria. The performance criteria established by the Committee may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment (ix) operating income, (x) net operating income, (xi) pre-tax profit (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, and (xvii) market share, or other factors considered appropriate. The performance criteria may be applicable to the Company, Subsidiaries and/or any individual business units of the Company or any Subsidiary. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Restricted Stock or Restricted Stock Unit agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance criteria applicable to the award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an award intended to be performance-based compensation.

Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

Option Price. The purchase price of each share of Stock purchasable, under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value, of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 9 below. “Fair Market Value” means: (i) if the Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of grant of the Option or Stock (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; (ii) if the Stock is regularly quoted on an automated quotation system (including but not limited to the OTC Bulletin Board) or by a recognized securities dealer, the closing sales price for such Stock as quoted on such system or by such securities dealer on the date of grant of the Option or Stock, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of grant of the Option or Stock (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or, such other source as the Committee deems reliable; or (iii) in the absence of an established market for the Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement.

Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(1) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

Terms and Conditions of Restricted Stock Units.

Restricted Stock Units may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock Units upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

Grantee rights. A Grantee shall have no rights to an award of Restricted Stock Units unless and until Grantee accepts the award within the period prescribed by the Committee.

Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Restricted Stock Unit agreement. The Committee, in its sole discretion, may only settle earned Restricted Stock Units in cash, shares of Common Stock, or a combination of both.

Forfeitability, Non-transferability of Restricted Stock Units. Restricted Stock Units are forfeitable until the terms of the Restricted Stock Unit grant have been satisfied. Restricted Stock Units are not transferable until the date on which the Committee has specified such restrictions have lapsed.

Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock Units, in whole or in part, as determined by the Committee, in its sole discretion.

Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all unvested Restricted Stock Units theretofore awarded to him shall be forfeited. The Committee may provide (on or after grant) that forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part forfeiture conditions relating to Restricted Stock Units.

Term of Plan.

No Option or award of Restricted Stock or Restricted Stock Units shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock and Restricted Stock Units theretofore granted may extend beyond that date.

Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock and Restricted Stock Units granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Restricted Stock or Restricted Stock Units under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options, Restricted Stock or Restricted Stock Units as shall be determined by the Committee at the time of award.

Taxes.

The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options, Restricted Stock or Restricted Stock Units granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters. Unless provision is made, all tax obligations are the responsibility of the recipient of an Option, Restricted Stock or Restricted Stock Unit award hereunder.

If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

Effective Date of Plan.

The Plan shall be effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan is to be approved by the Company’s stockholders no later than one-year after approval by the Board, and further, that in the event certain Option, Restricted Stock or Restricted Stock Unit grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied. If the Plan is not adopted by the stockholders, then any grant of an Option that may continue by its terms, will be considered a non-qualified stock option rather than a qualified option.

Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option, Restricted Stock or Restricted Stock Units theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

materially increase the benefits accruing to the Participants under the Plan;

materially modify the requirements as to eligibility for participation in the Plan;

decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

extend the term of any Option beyond that provided for in Section 5(b).

except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option, Restricted Stock or Restricted Stock Units theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Participant without the Participant’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

Government Regulations.

The Plan, and the grant and exercise of Options, Restricted Stock or Restricted Stock Units hereunder, and the obligation of the Company to sell and deliver shares under such Options, Restricted Stock and Restricted Stock Units shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

General Provisions.

Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option or vesting of Restricted Stock Units granted hereunder in order to permit the exercise of an Option or vesting of Restricted Stock Units and the issuance and sale of the Stock subject to such Option or Restricted Stock Units, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (iii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

INTERNATIONAL WESTERN PETROLEUM, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS, TUESDAY, NOVEMBER 30, 2017 AT 10:00 AM LOCAL TIME

The undersigned stockholder(s) of INTERNATIONAL WESTERN PETROLEUM, INC., a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Patrick Norris the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) him, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2017 Annual Meeting of Stockholders of the Company to be held on Thursday, November 30, 2017 at 10:00 a.m., local time, at the 3011 West Admiral Doyle Dr., New Iberia, LA 70560, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the following proposals No. 1 through 9 and for THREE years under proposal No. 10:

PROPOSAL NO. 1: Election of Directors.

Patrick Norris	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Ross Ramsey	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL NO. 2: Approval of a reverse split of the common shares of the Company at a ratio of up to one-for-eight.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

PROPOSAL NO. 3: Approval an amendment to the Articles of Incorporation of the Company which changes the name of the Company to Norris Industries, Inc.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

PROPOSAL NO. 4: Approval of the creation of blank check preferred stock, consisting of 20,000,000 shares of preferred stock.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

PROPOSAL NO. 5: Approval of the Certificate of Designation, which creates a Series A Preferred Stock of the Company.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

PROPOSAL NO. 6: Approve the 2017 Incentive Stock and Awards Plan.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

PROPOSAL NO. 7: Approval to increase the authorized shares of common stock to One Hundred Fifty (150,000,000) million shares both immediately and after giving effect to the Reverse Stock Split.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

PROPOASAL NO. 8: To approve, by non-binding vote, the Company’s executive compensation.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

PROPOSAL NO. 9: To recommend, by non-binding vote, the frequency of advisory votes on executive compensation.

[ ]	ONE YEAR	[ ]	TWO YEARS	[ ]	THREE YEARS [ ] BSENTION

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE

ENVELOPE PROVIDED FOR THIS PURPOSE.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

Date: ____________________, 2017

Signature: _________________________________________________

Signature if held jointly: ___________________________________________

Note: When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.